License agreements	12 Months Ended
Dec. 31, 2024
License Agreements [Abstract]
License Agreements
11. LICENSE AGREEMENTS
Harvard Agreement
In July 2020, Legacy Tectonic entered into an agreement with the President and Fellows of Harvard College (“Harvard”), for an option fee in the low five digits, whereby Harvard granted Legacy Tectonic an exclusive option to negotiate a worldwide, exclusive, royalty-bearing license under Harvard’s interest in the patent rights covering certain technology that was developed by Harvard. In October 2021, Legacy Tectonic exercised the option and on February 10, 2022, entered into a license agreement (“License Agreement”) with Harvard to conduct research and development activities using certain materials, technology and patent rights owned by Harvard, with the intent to develop, obtain regulatory approval for, and commercialize products. The License Agreement will remain in effect until the expiration of the last valid claim within the patent rights covering a product developed under the License Agreement or the termination of the License Agreement. As consideration for the License Agreement, the Company paid Harvard a one-time
license fee of $170,000 and issued 227,486 shares of common stock with a fair market value of $0.4 million.
The Company is responsible for payment of (1) annual maintenance fees ranging from the low five digits to the low six digits during the term of the License Agreement (through the first commercial sale of a royalty-bearing product); (2) royalty payments as a percentage in the low single digits of the annual net sales that the Company generates from products that utilize the license technology (“Licensed Products”) and royalty payments as a percentage in the low single digits of the annual net sales that the Company generates from know-how enabled
product
licenses (“Know-How Enabled
Products”) and (3) a percentage
between 10-20% of
all non-royalty income
received by the Company under sublicenses, strategic partnerships and know-how enabled
product licenses that utilize the license technology. Subsequent to the first commercial sale of a royalty-bearing product, annual maintenance fees will increase to a low six digits for the remainder of the term of the License Agreement. The royalty term from sales of Licensed Products will terminate on a country-by-country and product-by-product basis
on the earlier of (i) the expiration of the patent rights covering the product, expected to be no earlier than May 2041, and (ii) the termination of the License Agreement. The royalty term from sales of Know-How Enabled
Products will terminate on the earlier of (i) ten years after the first commercial sale of the first Know-How Enabled
Product and (ii) twelve years after the first commercial sale of the first Licensed Product. The Company incurred expense of $0.4 million and $0.2 million related to the License Agreement during the years ended December 31, 2024 and 2023, respectively. No amounts were due to Harvard related to the License Agreement as of December 31, 2024 and 2023, respectively.